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                                                               EXECUTION COPY

                           FIRST AMENDMENT
                               TO THE
                        AMENDED AND RESTATED
                      NOTE PURCHASE AGREEMENT
            Arcadia Automobile Receivables Warehouse Trust

          THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED NOTE PURCHASE AGREEMENT dated as of July 13, 1999 (this "Amendment"), among ARCADIA AUTOMOBILE RECEIVABLES WAREHOUSE TRUST (the "Issuer"), ARCADIA FINANCIAL LTD. ("Arcadia"), RECEIVABLES CAPITAL CORPORATION (a "Purchaser" or "RCC"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as RCC Agent (in such capacity, the "RCC Agent") and as Administrative Agent (in such capacity, the "Administrative Agent"), DELAWARE FUNDING CORPORATION (a "Purchaser" or "DFC"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as DFC Agent (the "DFC Agent").

          WHEREAS, the parties hereto wish to amend the Amended and Restated Note Purchase Agreement dated as of July 21, 1998 (as amended and in effect from time to time, the "NOTE PURCHASE AGREEMENT"), among the Issuer, Arcadia, the Purchasers, the RCC Agent and the DFC Agent to (i) extend the Purchase Period and (ii) provide for reduction of the Maximum Authorized Amount, the DFC Purchase Limit and the RCC Purchase Limit upon the occurrence of certain events, all as provided herein; and

          WHEREAS, in accordance with the provisions of Section 7.1(b) of the Sale and Servicing Agreement and Section 9.02 of the Indenture, the consent of the Purchasers is required for certain amendments to the Sale and Servicing Agreement and the Indenture, respectively, and RCC and DFC desire to consent to the provisions of Amendment No. 1 to Sale and Servicing Agreement dated the date hereof ("Sale Agreement Amendment"), by and among the Issuer, Arcadia Receivables Finance Corp., AFL, the RCC Agent and the DFC Agent and the Indenture Supplement dated the date hereof (the "Indenture Supplement"), among the Issuer, the Trustee, the RCC Agent and the DFC Agent.

          NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

          SECTION 1. AMENDMENT OF SECTION 1. Section 1 of the Note Purchase Agreement shall be amended by adding a new last sentence which reads as follows:

          On any Guaranty Reduction Event Date, the Maximum Authorized Amount will be automatically reduced by an amount equal to the Guaranty Reduction Amount specified in clause (i) of the definition thereof and the DFC Purchase Limit and the RCC Purchase Limit will be automatically reduced in accordance with their respective Purchase Percentages.

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          SECTION 2. AMENDMENTS TO SECTION 8. Section 8 of the Note Purchase
Agreement is amended as follows:

          a. The following definition shall be added in alphabetical order and Section 8 realphabetized accordingly:

               the terms "Guaranty Reduction Amount" and "Guaranty Reduction Event Date" shall have the meanings set forth in the Sale and Servicing Agreement;

          b. Letter (j) is deleted in its entirety and replaced with the following:

               (j) the term "Purchase Period" shall mean the period from the date of execution hereof to the earliest to occur of (i) July 11, 2000,
     (ii) the commencement of the Amortization Period, (iii) the commitment of related Liquidity Purchasers to purchase interests in the respective Notes from a Purchaser under the related Liquidity Agreement shall expire and (iv) the date specified by the Issuer with five Business Day's prior notice to the Administrative Agent, each Agent, the Security Insurer, the Indenture Trustee and the Rating Agencies;

          SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of Arcadia and the Issuer represents and warrants that as of the date hereof no Event of Default has occurred under the Sale and Servicing Agreement, and to the best of the Issuer's or Arcadia's knowledge there is no set of circumstances existing that with the passage of time, would constitute such an Event of Default or Servicer Termination Event.

          SECTION 4. CONSENT TO SALE AGREEMENT AMENDMENT AND INDENTURE SUPPLEMENT. In accordance with the provisions Section 7.1(b) of the Sale and Servicing Agreement and Section 9.02 of the Indenture, RCC and DFC hereby consent to the provisions of the Sale Agreement Amendment and the Indenture Supplement.

          SECTION 5. EFFECTIVENESS. The amendments and consent provided for by this Amendment shall become effective on July 13, 1999, upon the occurrence of the following: (i) receipt by each Agent, in form and substance satisfactory to the RCC Agent and the DFC Agent, of (a) this Amendment duly executed and delivered by each of the parties hereto (and consented to by each of the required parties), (b) an opinion of counsel to AFL and ARFC, dated the date hereof, addressed to each Agent, the Security Insurer and each Purchaser, covering such matters as the RCC Agent or the DFC Agent may reasonably request, (c) an Officers' Certificate of each of the Issuer, AFL and ARFC, dated the date hereof, (d) duly executed counterparts of the Sale Agreement Amendment and the Indenture Supplement, (e) fully executed Endorsement No. 5 of the Policy amending the last sentence of "Scheduled Payments" such that the date therein is extended to July 13, 2000 and a duly executed counterpart of an amendment to the Insurance Agreement, and (f) an opinion of counsel to the Security Insurer, dated the date hereof, addressed to the Issuer, AFL, ARFC, each Agent and the Indenture Trustee, covering such matters as the RCC Agent or the DFC Agent may reasonably request.

          SECTION 6. NOTE PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, all of the terms and conditions of the Note Purchase Agreement shall remain in full force and effect and, except as expressly provided


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herein, the effectiveness of this Amendment shall not operate as, or constitute a waiver or modification of, any right, power or remedy of any party to the Note Purchase Agreement. All references to the Note Purchase Agreement in any other document or instrument shall be deemed to mean the Note Purchase Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Note Purchase Agreement, but shall constitute an amendment thereof.

          SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

          SECTION 9. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Note Purchase Agreement.

          SECTION 10. LIMITATION OF OWNER TRUSTEE LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement,
(b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or the other related documents.


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     IN WITNESS WHEREOF, each Purchaser, the RCC Agent, the DFC Agent,
Arcadia and the Issuer have caused this First Amendment to Note Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                   ARCADIA AUTOMOBILE RECEIVABLES TRUST

                                   By: Wilmington Trust Company, not in its
                                       individual capacity but solely as
                                       Owner Trustee

                                   By: /s/ Denise M. Geran
                                       ---------------------------
                                       Name: Denise M. Geran
                                       Title: Senior Financial Services Officer

                                   ARCADIA FINANCIAL LTD.

                                   By: /s/ John Witham
                                       ---------------------------
                                       Name:
                                       Title:

                                   RECEIVABLES CAPITAL CORPORATION,
                                   as a Purchaser

                                   By: /s/ Stephen Newman
                                       ---------------------------
                                       Name:
                                       Title:

                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION,
                                   as Administrative Agent and RCC Agent

                                   By: /s/ Marianne Mihalik
                                       ---------------------------
                                       Name: MARIANNE MIHALIK
                                       Title: Vice President

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                                   DELAWARE FUNDING CORPORATION,
                                   as a Purchaser

                                   By: Morgan Guaranty Trust Company of New
                                       York as attorney-in-fact for
                                       Delaware Funding Corporation

                                   By: /s/ Robert S. Jones
                                       ---------------------------
                                       Name: Robert S. Jones
                                       Title: Vice President

                                   MORGAN GUARANTY TRUST COMPANY OF
                                   NEW YORK,
                                   as DFC Agent

                                   By: /s/ Robert S. Jones
                                       ---------------------------
                                       Name: Robert S. Jones
                                       Title: Vice President



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